Exhibit 99.1

Global Net Lease Second Quarter 2021 Investor Presentation

COMPANY HIGHLIGHTS High - Quality, Mission Critical, Net Lease Focused Portfolio : Featuring high portfolio occupancy of 99.7% and complete second quarter original Cash Rent collection rate of 100% (1) , highlighting strong overall operating performance 1 Fortified Balance Sheet: Including $500 million of senior unsecured notes, rated investment grade by S&P and BB+ by Fitch, plus $2 billion of secured debt that collectively has a weighted average interest rate of 3.4% 5 Fully Aligned and Experienced Management Team: Fully integrated external management team creates a highly scalable platform with an acquisition pipeline generated by a proven, country - focused origination network 6 Robust Acquisition Pipeline to Drive Long Term Value: Total year - to - date closed and pipeline (3) acquisitions of $388.0 million with a weighted average Cap Rate of 9.7% and a weighted average Remaining Lease Term (4) of 16.9 years 4 Differentiated Strategy with International Diversification: Portfolio of 239 properties in the U.S. and Canada complimented by a 72 property Europe portfolio that is collectively diversified across 134 tenants in 48 industries 2 2 Long - Term, Embedded Rental Growth From Primarily Investment Grade (2) Rated Tenants: 64% of portfolio annualized straight - line rent is derived from Investment Grade rated tenants 3 1. Refer to page 4 for further details. 2. As used herein, Investment Grade includes both actual investment grade ratings of the tenant or guarantor, if available, or i mpl ied investment grade. Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of w het her or not the parent has guaranteed the tenant’s obligation under the lease) or by using a proprietary Moody’s analytical tool, whi ch generates an implied rating by measuring a company’s probability of default. The term “parent” for these purposes includes an y e ntity, including any governmental entity, owning more than 50% of the voting stock in a tenant. Ratings information is as of June 30 , 2 021. For the second quarter 2021, GNL’s portfolio was 34% actual investment grade rated and 29% implied investment grade rate d. 3. Refer to page 11 for further details. 4. Represents remaining lease term as of closing date, or expected closing date, and is weighted based on square feet.

3 PORTFOLIO HIGHLIGHTS Portfolio Overview Q2’21 Q2’20 Properties 311 296 Square Feet (millions) 38.2 34.6 Tenants 134 126 Industries 48 46 Countries 10 9 Leased 99.7% 99.6% Weighted Average Remaining Lease Term (1) 8.5 years 8.9 years % of SLR derived from Investment Grade Tenants (2)(3) 63.5% 65.0% % of leases with contractual rent increases (4) 94.0% 93.4% Metrics for Q2’21 as of June 30 , 2021 and as of June 30, 2020 for Q2’20. 1. Weighted average remaining lease term in years is based on square feet as of June 30, 2021 for Q2’21 and as of June 30, 2020 for Q2’20. 2. Refer to Investment Grade Rating definition included in the footnotes on page 2. For Q2’21, comprised of 34 % leased to tenants with an actual investment grade rating and 29% leased to tenants with an implied investment grade rating as of June 30, 2021. For Q2’20, comprised of 35% leased to tenants with an actual investment grade rating and 29% leased to tenants with an imp lied investment grade rating as of June 30, 2020. 3. For Q2’21, calculated as of June 30, 2021 using annualized straight - line rent (“SLR”) converted from local currency into USD as of June 30, 2021 and for Q2’20 , calculated as of June 30, 2020 using annualized straight - line rent (“SLR”) converted from local currency into USD as of June 30, 2020 for the in - place lease on the property on a straight - line basis, which includes tenant concessions such as free rent, as applica ble. 4. Contractual rent increases include fixed percent or actual increases, or country CPI - indexed increases. For Q2’21, percentage of leases with rent increases is based on square feet as of June 30 , 2021 and June 30, 2020 for Q1’20.

4 100% 98% 99% 100% 100% 100% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Quarterly Original Cash Rent Collection Rate (3) COMPLETE ORIGINAL CASH RENT COLLECTION Note: Second quarter Cash Rent collection as of July 31, 2021. Excludes Cash Rent collected after July 31, 2021 that would apply to second quarter Original Cash Rent. This i nfo rmation may not be indicative of any future period. The impact of the COVID - 19 pandemic on our future results of operations and liquidity will depend on the overall length and severity of the pandemic, which management is unabl e t o predict. 1. Refer to Investment Grade Rating definition included in the footnotes on page 2. Comprised of 34% leased to tenants with an a ctu al investment grade rating and 29% leased to tenants with an implied investment grade rating as of June 30, 2021. 2. “Original Cash Rent” refers to contractual rents on a cash basis due from tenants as stipulated in their originally executed lea se agreement at inception or as amended, prior to any rent deferral agreement. We calculate “Original Cash Rent collections” by comparing the total amount of rent collected during the period to the Original Cash Rent due. Total rent collected during the period includes bot h O riginal Cash Rent due and payments made by tenants pursuant to rent deferral agreements and may be greater than 100% when acc oun ting for deferral payments. 3. Eliminating the impact of deferred rent paid and with respect to the total portfolio, we collected the same percentage of ori gin al Cash Rent due in the period except that we collected 99% of original Cash Rent due in the second quarter of 2021. Mission critical industrial and distribution assets and high Investment Grade rated tenancy (1) continue to support GNL’s exceptional original Cash Rent (2) collection rate of 100% for the third consecutive quarter

5 Financial Services 12% Auto Manufacturing 12% Healthcare 6% Technology 6% Consumer Goods 5% Aerospace 4% Freight 4% Logistics 4% Metal Processing 4% Energy 3% Engineering 3% Pharmaceuticals 3% Automotive Parts 3% All Other 23% Investment Grade 64% Non - Investment Grade 36% Telecommunications 4% WELL BALANCED PORTFOLIO SUPPORTS CONTINUED GROWTH As of June 30, 2021. 1. Metric based on SLR . Refer to SLR definition included in the footnotes on page 3. 2. Refer to Investment Grade Rating definition included in the footnotes on page 2. Credit Rating (1)(2) Tenant Industry (1) Geography (1) Asset Type (1) United States 60% United Kingdom 22% Netherlands 4% Finland 4% France 4% Germany 3% Luxembourg 2% Italy , Canada & Spain 1% Retail 5% Industrial/ Distribution 52% Office 43% Government 4%

6 ATTRACTIVE PORTFOLIO IN LINE WITH INVESTMENT GRADE RATED PEERS Geographic and well diversified tenant base that is leased to primarily Investment Grade rated tenants as compared to GNL investment grade rated peers Weighted Average Remaining Lease Term (2) Occupancy Rate Percentage Investment Grade Tenants (1) Industrial & Distribution Concentration 10.6 8.5 8.4 7.3 4.9 WPC GNL VER LXP OPI 64.7% 63.5% 50.2% 37.8% 29.7% OPI GNL LXP VER WPC 99.7% 98.3% 98.0% 97.8% 90.8% GNL WPC Ver LXP OPI 88.3% 52.3% 47.1% 17.9% – LXP GNL WPC VER OPI Source: Company filings. Note: Company metrics as of June 30, 2021, unless otherwise indicated. Peer metrics as of the last r epo rting period of March 31, 2021, unless otherwise indicated. 1. Refer to Investment Grade Rating definition included in the footnotes on page 2. For the Company, comprised of 34% leased to ten ants with an actual investment grade rating and 29% leased to tenants with an implied investment grade rating as of June 30, 2021. Peers report tenants with actual Investment Grade ratings. 2. GNL’s weighted average remaining lease term in years is based on square feet as of June 30, 2021. LXP weights on a cash basis an d other peers may weight averages differently than GNL.

7 Significant Upside Potential $60.1 $73.2 Q4'19 Q1'21 REACHING AND EXCEEDING PRE - PANDEMIC PERFORMANCE LEVELS 1. Cash Rent collected includes both contractual rents and deferred rents paid during the period. See Slide 4 for further detail s. 2. For Q2’21 Net Loss per Share was ($0.14) and for Q1’20, Net Income per Share was $0.05. For a detailed reconciliation of non - GAAP measures, refer to slide 33. 3. For Q1’2020, represents the closing stock price based on the January 31, 2020 closing price. For Q2’2021, represents the stoc k p rice based on the June 30, 2021 closing price. 4. For Q1’2020, calculated as the common stock closing price on January 31, 2020 of $20.82 divided by AFFO per share of $0.44 fo r Q 4’2019 multiplied by four. For Q2’2021, calculated as the common stock closing price on June 30, 2021 of $18.50 divided by AFFO per share of $0.44 for Q2’2021 multiplied by four. Actual AFFO per share for full year periods may differ. 5. Peer Group comprised of LXP, VER, WPC and OPI. Price to AFFO calculated as the closing price on June 30, 2021 for each peer d ivi ded by first quarter 2021 AFFO per share multiplied by four. For OPI, CAD is used instead of AFFO per share. Peers may calculate AFFO and CAD differently than we calculate AFFO and actual AFFO per share for full year periods may differ. ($ in millions) Q1’2020 Q2’2021 Portfolio Portfolio Cash Rent Collection (1) 100% 100% Portfolio Occupancy 99.6% 99.7% Square Footage 34.2 38.2 Industrial/Distribution Exposure (% of SLR) 47.0% 52.3% Percent of Leases Expiring After 2025 (% of SLR) 54.7% 61.3% Financial Cash NOI $70.6 $85.5 Adjusted EBITDA $60.1 $73.2 AFFO per Share (2) $0.44 $0.44 Trading Stock Price (3) $20.82 $18.50 Price to Annualized AFFO (4) 11.8x 10.5 x GNL’s Portfolio is Reaching and Exceeding Pre - Pandemic Performance Levels, Offering Significant Upside Potential 100% 100% Q4'19 Q1'21 $0.44 $0.44 Q4'19 Q1'21 Cash Rent Collection AFFO per Share Adjusted EBITDA $70.6 $85.5 Q4'19 Q1'21 Cash NOI Q1’20 Q2’21 Price / AFFO per Share (4) 10.5x 12.8x GNL Peer Group (5) 47% 52% Q4'19 Q1'21 Industrial/Distribution Exposure Proactive management throughout the COVID - 19 pandemic and a robust acquisition program has delivered significant portfolio growth and enhancement, which management believes has yet to materialize in the public markets, providing significant upside potential in GNL’s common stock

8 Tenant Rating Country Property Type % of SLR (1) Caa2 U.K. Industrial 6% Baa2** U.S. / Canada Distribution 4% Baa1 U.S. / Italy Industrial / Distribution 4% Baa3* U.K. Office 3% Aaa** U.S. Office 3% Aa3 NETH Office 3% Baa3* U.S. Industrial / Distribution 3% Baa1 U.S. Industrial 3% Aa1** FIN Industrial 2% Baa2 U.S. Distribution 2% WELL DIVERSIFIED TENANT BASE Top Ten Tenants As of June 30, 2021. *Represents Moody’s Implied Rating. ** Represents Tenant Parent Rating even if not a guarantor on the lease. 1. Metric based on SLR. Refer to SLR definition included in the footnotes on page 3. Top Ten Tenants Represent 33 % of SLR (1)

9 Office Distribution Industrial FOCUS ON HIGH - QUALITY TENANTS Only Focused on Markets with Quality Sovereign Debt Ratings (S&P) U.S. Luxembourg Germany The Netherlands Canada Finland U.K. France Spain Italy AA+ AAA AAA AAA AAA AA+ AA AA A BBB Moody’s: A1 Moody’s: Aaa Moody’s: Aa3 Moody’s: Aa3 Moody’s: Baa2 Moody’s: Baa2 Moody’s: Baa2 Moody’s: Aa1 Moody’s: Baa1 Moody’s: A2 Moody’s: A2 Best - in - class portfolio leased to primarily Investment Grade (1) rated tenants across North America and Europe 1. Refer to Investment Grade Rating definition included in the footnotes to page 2. Comprised of 34% leased to tenants with an a ctu al investment grade rating and 29% leased to tenants with an implied investment grade rating as of June 30, 2021. Moody’s: Ba1

10 DIFFERENTIATED INVESTMENT STRATEGY Geography Asset Type Property Fundamentals Credit Quality Structure and Pricing • Focus on U.S. and strong sovereign debt rated countries in Continental Europe • Strategically located industrial and distribution facilities • Mission critical, single tenant net lease corporate and headquarter assets • Continuous monitoring of improving or deteriorating credit quality for asset management opportunities • In - house financial and credit review using Moody’s analytics • Analysis of property condition and local market changes • Concentration on long term net leases with contractual rent increases • Deposits and covenants help to further protect deployment of capital Focused on acquiring primarily single - tenant industrial and distribution and office properties in North America and Continental Europe to generate superior risk - adjusted returns

11 *Represents Moody’s Implied Rating’ ** Represents Tenant or Guarantor Parent Rating even if not a guarantor on the lease. 1. Represents the contract purchase price and excludes acquisitions costs which are capitalized per GAAP. For the three months e nde d June 30, 2021, capitalized acquisition costs were $15.0 million. 2. Average Cap Rate is a rate of return on a real estate investment property based on the expected, annualized SLR that the prop ert y will generate under its existing lease or leases. Average Cap Rate is calculated by dividing the annualized SLR the propert y w ill generate (before debt service and depreciation and after fixed costs and variable costs) by the purchase price of the propert y, excluding acquisition costs. The weighted Average Cap Rate is based upon square footage as of the date of acquisition. 3. Represents remaining lease term as of closing date, or expected closing date, and is weighted based on square feet. 4. Based on the exchange rate of 1.39 U.S. dollars to one British Pound at closing of the McLaren Campus acquisition. 5. Based on information as of July 31 , 2021. PSAs are subject to conditions and LOIs are non - binding. Pending acquisitions may not be completed on their contemplated terms, or at all. ROBUST ACQUISITIONS DRIVE CONTINUED GROWTH Management continues to generate high - quality, global, sale - leaseback transactions with world - class tenants A cquisition Name A cquisition Status Credit Rating Property Type Purchase Price (in millions) (1) Wtg . Avg. Cap Rate (2) Wtg . Avg. Lease Term Remaining (3) McLaren Campus 3 - Pack Closed: Q2’2021 Caa2 Industrial $236.3 (4) 20.0 Schlumberger Closed: Q2’2021 Baa1 Industrial/Office $7.0 7.6 Momentum Manufacturing Group Closed: Q2’2021 Caa2* Industrial $6.6 20.0 Total Closed 2021 $249.9 10.5% 19.4 FCA US Executed PSA – Expected: Q3’2021 Ba1** Other $6.9 9.5 Walmart Learning Center Executed PSA – Expected: Q3’2021 Aa2 Office $40.6 7.0 Trafalgar Court Executed LOI – Expected: Q3’2021 N/A Office $76.5 5.8 Pilot Point Steel Executed LOI – Expected: Q4’2021 B3* Industrial $14.2 15.0 Total Q3’2021 Pipeline (5) $138.1 7.7% 10.1 Total Closed + Q3’2021 Pipeline $388.0 9.7% 16.9

12 Transaction Overview Tenants McLaren Services Limited (2) McLaren Automotive (1) Property Type Industrial Location Woking , United Kingdom Purchase Price (1) $236.3 Square Feet 841,000 Lease Term (years) 20 Years Weighted Average Annual Rent Escalator 1.25% to 4.00% x McLaren Group is a leading luxury automotive, motorsport, and technology company with over 57 - years of cultivating and leading racing ingenuity. x The campus totals 841k square feet and features three, mission - critical, state - of - the - art buildings that are well geographically located. x At closing, the campus was acquired at a Going - in Cap Rate of 9.5% (2) and an average Cap Rate of 10.8%. ▪ The transaction was structured to feature a one - time contingent rent adjustment, which will occur if two conditions are met: ‒ The first condition is that, McLaren Holdings Limited receives a corporate credit rating enhancement to B - (or equivalent) from one of S&P, Moody’s or Fitch by May 2023. ‒ The second condition is for GNL to refinance the property level debt (3) after such credit rating enhancement. GNL has through October 2024 to meet this condition. ‒ In Q2’21, GNL received a $5.2 million financing cost reimbursement from McLaren as required by the terms of the acquisition. x Over the past year, McLaren has greatly fortified their balance sheet by issuing equity, selling assets and raising and refinancing debt, strengthening their credit profile. ▪ Since closing the sale leaseback transaction, McLaren priced a $620 million bond issuance and McLaren Holdings Limited is expected to receive a B - corporate credit rating from Fitch, effective upon closing of the bond sale. ▪ Management believes that the sale leaseback transaction was the catalyst for McLaren to reconstitute their balance sheet and issue senior secured notes. CASE STUDY: MCLAREN GROUP SALE LEASEBACK Transaction Highlights 1. Based on the exchange rate of 1.39 U.S. dollars to one British Pound at closing of the acquisition. 2. Going - in Cap Rate is a rate of return on a real estate investment property based on the expected, cash rental income that the pr operty will generate under its existing lease or leases during the first year of the lease. Going - in Cap Rate is calculated by d ividing the cash rental income the property will generate during the first year of the lease (before debt service and depreciation and after fixed costs and var iab le costs) by the purchase price of the property, excluding acquisition costs. 3. If these conditions are not met, the adjustment will not occur. The Company is under no obligation to complete a refinancing of this loan and has no immediate plans to do so.

13 State - of - the - Art, Mission - Critical Campus : The award - winning campus serves as the world headquarters for McLaren and is well geographically located near Central London and Heathrow Airport, and hosts approximately 1,000 workers CASE STUDY: MCLAREN GROUP SALE LEASEBACK (CONT.) GNL’s $236 million (1) acquisition of the state - of - the - art, mission - critical, campus leased to The McLaren Group exemplifies GNL’s ability to complete large global sale - leaseback transactions World - Renowned Tenants: The McLaren Group is a British automotive, motorsport, and technology company with a 57 - year history of cultivating and leading racing ingenuity Superior Execution: GNL’s robust European network and market presence strongly positioned the Company to complete and diligently structure the $236 million, global sale - leaseback transaction Attractive Acquisition: GNL acquired the state - of - the - art campus at a Going - in Cap Rate of 9.5% and an average Cap Rate of 10.8% (3) and increased GNL’s exposure to European industrial and distribution assets New 20 - Year Leases Executed at Closing: Upon closing, GNL and McLaren entered into 20 - year NNN leases with annual rental escalations linked to CPI indexation between 1.25% and 4.00% (2) Diligently Structured: Negotiated a one - time rent adjustment that is contingent upon ( i ) McLaren receiving a credit upgrade to B - or equivalent and (ii) GNL completes a refinancing of the property level debt by December 2024 after such credit upgrade occurs (2) 1. Based on the exchange rate of 1.39 U.S. dollars to one British Pound at closing of the acquisition. 2. See page 12 for more details regarding a potential one - time contingent rent adjustment.

14 GLOBAL GEOGRAPHIC BALANCE Note: Metrics as of June 30, 2021 unless otherwise noted. 1. Refer to basis for metric calculation included in the footnotes on page 3. 2. Metric based on SLR. Refer to SLR definition included in the footnotes on page 3. U.S. and Canada Number of Assets: 239 Weighted Average Remaining Lease Term: 8.8 years (1) % of GNL SLR: 60.1% (2) Europe Number of Assets: 72 Weighted Average Remaining Lease Term: 7.7 years (1) % of GNL SLR: 39.9% (2)

15 Office 48% Industrial/Distribution 47% Retail 5% United States & Canada 60% Europe 40% Office 43% Industrial/Distribution 52% Retail 5% PORTFOLIO ENHANCEMENT Continued Focus Towards Industrial and Distribution Properties and Balanced Geographic Diversification United States 65% Europe 35% Property Type Concentration (1) Geographic Concentration (1) As of June 30, 2020 As of June 30, 2020 As of June 30, 2021 2021 vs 2020: Industrial / Distribution concentration increased to 52% from 47% which was driven by the $236 million sale leaseback transaction with The McLaren Group in Q2’21 As of June 30, 2021 2021 vs 2020: Year over year, European concentration increased as management leveraged global capabilities to pursue attractive global sale leaseback opportunities, including the McLaren Q2’21 acquisition located in Woking , U.K. Note: Metrics as of June 30, 2021 unless otherwise noted. 1. Metric based on SLR. Refer to SLR definition included in the footnotes on page 3.

16 Year - to - date, GNL completed three lease extensions and one tenant expansion project and executed two LOIs, that in total, relate to leases that encompass 880,000 square feet and $6.8 million of annual base rent (1) , if the LOIs lead to definitive agreements Year - to - Date Lease Extensions + Expansions (2) Auchan Lease Extension and Expansion (4) Lease Expiration Schedule (3) (Q2’20 vs. Q2’21) Fedex 5 - Year Lease Extension (4) Lease Extensions + Expansions Completed and Under LOI 6 Old Weighted Average Remaining Lease Term 4.7 Years New Weighted Average Remaining Lease Term 10.8 Years Annual Rent Extended + Expanded (1) $6.8 million Square Feet Extended + Expanded 880,000 SF % of Portfolio 2.3% 1% 5% 7% 13% 9% 65% 1% 4% 5% 12% 9% 69% 2021 2022 2023 2024 2025 Thereafter Lease Expiration Schedule (Q2'20) Lease Expiration Schedule (Q2'21) Location Bordeaux, France Number of leases 1 Increase in Leased Square Feet From Expansion 23,000 % of Total Portfolio Square Feet 0.5% New Remaining Lease Term (5) 12 Years Location Bohemia, NY Number of leases 1 Square Feet Extended 158,000 % of Total Portfolio Square Feet 0.4% New Remaining Lease Term 8 Years 1. Represents total square feet covered by and total amount due for leases that were (or, for LOIs, expected to be) expanded or ext ended giving effect to such extension or expansion. Based on the exchange rate of 1.20 U.S. Dollars to one Euro. 2. Based on information as of July 31 , 2021. 3. Based on square feet as of June 30, 2021. Lease expiration schedule adjusted for two first quarter 2021 lease extensions subj ect to non - binding LOI agreements. There can be no assurance a definitive lease will be entered into on the contemplated terms, or at all. Without giving effect to an adjustment for the second quarter 2021 lease extensions under LOI, the 2023 category would have resulted in 6% and the 2024 category wou ld have resulted in 12% of GNL’s square footage expiring in the period and the thereafter category would have resulted in 69% of GN L’s square footage expiring in the period. 4. Represents a non - binding LOI. There can be no assurance a definitive lease will be entered into on the contemplated terms, or at all. 5. Assumes tenant exercises extension option with respect to the last three years of the lease. ROBUST LEASING ACTIVITY Credit Rating: Baa3 (Moody’s Implied) Credit Rating: Baa2 (Moody’s Actual)

17 • Joined GNL as an Independent Board Member on March 2017 • Currently serves as an independent director and member of the audit committee for Xerox Holdings Corporation, Chewy, Inc. and Roman DBDR Tech Acquisition Corp., where he also chairs the audit committee • Previously served as CEO of Orbitex Management and Eaglescliff Corporation and in various roles on the Boards of Herbalife Nutrition Ltd., Caesars Entertainment Inc., Icahn Enterprises, and Take Two Interactive Software, Inc. James L. Nelson Chief Executive Officer and President No transactional fees allows for low general and administrative costs, which allows AR Global to provide greater resources at a lower cost (1) Lower Overhead Costs AR Global has sponsored or co - sponsored 15 REITs which have acquired more than $40 billion of real estate since 2007 Experience The audit, compensation, nominating and corporate governance and conflicts committees are comprised of independent directors Corporate Governance Performance Alignment Management structure fully aligned to compensate based on operational outperformance, in turn delivering increased value to shareholders Company is supported by a dedicated financial accounting and reporting team, and maintains its own financial reporting processes, controls, and procedures Operational Efficiencies • Currently serves as Chief Financial Officer of New York City REIT • Previously served as Chief Accounting Officer of Global Net Lease • Past experience includes accounting positions with Goldman Sachs and KPMG • Certified Public Accountant in New York State 1. As compared to fees associated with the prior management contract. Chris Masterson 17 FULLY ALIGNED MANAGEMENT STRUCTURE Fully integrated external management team creates a highly scalable platform with a proven, global sale leaseback origination network Chief Financial Officer, Treasurer and Secretary

18 $38.1 $42.8 Net Loss Common Stock Dividends AFFO ($2.4) Net Loss Common Stock Dividends AFFO Q2’21 Net Loss, AFFO (4) and Common Stock Dividends ($mm) Second Quarter 2021 Key Highlights • Year - to - date closed and pipeline acquisitions of $388.0 million with a weighted average Going - in Cap Rate of 8.7% and a weighted average Average Cap Rate of 9.7% (1) • In the second quarter, GNL acquired the world headquarters for McLaren Automotive, Racing and Applied Divisions in Woking , Surrey, England for $236 million (2) and executed new 20 - year NNN leases ‒ The award - winning campus serves as the world headquarters for McLaren and well geographically located near Central London and Heathrow Airport, and hosts approximately 1,000 workers • Collected 100% of original Cash Rent due across the portfolio for the third consecutive quarter (3) • Year over year, annualized straight - line rent derived from industrial and distribution assets increased from 47% to 52% while geographic exposure to Europe increased to 40% from 35% of annualized straight - line rent • As compared to Q1’20, GNL continues to exceed pre - pandemic performance levels, which management believes offers significant upside potential • As of June 30, 2021, GNL had ample liquidity of $269 million, including $175 million of cash and cash equivalents and $94 mil lio n available for future borrowings under the Company's revolving credit facility PERFORMANCE METRICS 1. Refer to page 11 for further details. 2. Based on the exchange rate of 1.39 U.S. dollars to one British Pound at closing of the acquisition. 3. Refer to pages 4 for further details. 4. Adjusted Funds from Operations (“AFFO”). See “Non - GAAP measures” on pages 29 and 30 for a description of AFFO and page 32 for a reconciliation of AFFO to net income, the most directly comparable GAAP Financial measure. ($ in millions) Q2 2021 Q2 2020 Net Income (Loss) ($2.4) $1.0 Adjusted Funds From Operations (5) $42.8 $39.8 Adjusted Funds From Operations per Share (5) $0.44 $0.44 Dividends Paid to Common Stockholders $38.1 $35.8 Weighted Average Shares Outstanding, Fully Diluted 96.4 90.1

19 $3,173 $3,421 $3,763 $4,319 $4,566 1/1/2017 1/1/2018 1/1/2019 1/1/2020 1/1/2021 CONTINUED FOCUS ON DRIVING EARNINGS GROWTH Historical Revenue Growth Core Funds From Operations (1) Real Estate Assets at Cost Adjusted Funds From Operations (1) $259 $282 $306 $330 $398 2017 2018 2019 2020 Q2'21 Annualized $ in millions $141 $147 $160 $161 $171 2017 2018 2019 2020 Q2'21 Annualized $ in millions $ in millions $ in millions $135 $149 $146 $135 $176 2017 2018 2019 2020 Q2'21 Annualized 19 Note: Full year metrics as of the end and for the twelve months ended December 31 for each respective year except for June 30 , 2 021 which is as of quarter end. Q2'21 Annualized numbers represent metrics for the quarter ended June 30, 2021 multiplied by fou r. Future quarters may not be comparable to the quarter ended June 30, 2021. 1. See “Non - GAAP measures” on pages 29 and 30 for a description of Core FFO and AFFO and page 31 and 32 for a reconciliation of Cor e FFO and AFFO to net income, the most directly comparable GAAP Financial measure. 12/31/17 12/31/18 12/31/19 12/31/20 6/30/21

20 $0 $0 $315 $370 $83 $690 $168 $293 $ 500 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2021 2022 2023 2024 2025 Thereafter Mortgages Credit Facility Unsecured Notes 1% 4% 6% 12% 9% 6% 2% 10% 50% KEY METRICS Metric Q2’2021 Net Debt to Enterprise Value (1) 51.4% Net Debt to Adjusted EBITDA (annualized) (2) 7.8x Interest Coverage Ratio (3) 3.4x Weighted Average Interest Rate (4) 3.4% Weighted Average Debt Maturity (5) 4.7 Years Floating Rate / Fixed Rate (6) 7.9% / 92.1% Debt Metrics Debt by Currency Debt Maturity 1. Enterprise value of $4.6 billion is calculated based on the June 30, 2021 closing price of $18.50 per common share, $26.79 pe r S eries A Preferred Share, $27.50 per Series B Preferred Share and net debt of $2.3 billion, comprised of the principal amount of GNL’s debt totaling $2.5 billion less cash and cash equivalents totaling $175 million, as of June 30, 2021. 2. For the second quarter 2021, represents net debt equal to $2.3 billion (total debt outstanding of $2.5 billion less cash and cas h equivalents of $175 million) to Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”), annuali zed based on second quarter 2021 Adjusted EBITDA multiplied by four. See “Non - GAAP Measures” on page 31 for a description of Adjusted EBITDA. 3. The interest coverage ratio is calculated by dividing Adjusted EBITDA for the applicable quarter by cash paid for interest (c alc ulated based on the interest expense less non - cash portion of interest expense including amortization of mortgage (discount) pre mium, net). See “Non - GAAP Measures” page 32 for a reconciliation of Adjusted EBITDA and cash paid for interest. 4. The weighted average interest rate cost is based on the outstanding principal balance of the debt of the applicable quarter. 5. Weighted average debt maturity based on outstanding principal balance of the debt as of the last day of the applicable quarte r. 6. Fixed rate debt includes floating rate debt fixed by swaps. 7. The unsecured notes are guaranteed by each subsidiary that is a guarantor under the Company's credit facility, and each futur e s ubsidiary that subsequently guarantees indebtedness under the credit facility. 8. Weighted average remaining lease term in years is based on square feet as of the last day of the applicable quarter. Weighted Average Remaining Lease Term: 8.5 years (8) Lease Expiration Schedule (% of SF Per Year ) (in millions) USD 50% EUR 30% GBP 20% (7)

21 5.2 5.1 5.4 5.1 4.7 3.2% 3.1% 3.3% 3.3% 3.4% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Weighted-Average Maturity Weighted-Average Interest Rate ENHANCED CAPITAL STRUCTURE Strong balance sheet comprised of $500 million of unsecured notes that are rated investment grade by S&P and BB+ by Fitch and $2 billion of secured debt that, in total, carries a weighted average interest rate of 3.4% Debt Maturity and Interest Expense by Quarter GNL Capital Structure by Quarter (1) (in millions) (years) (WAVG interest expense) 1. As of the final day of the applicable quarter or for the applicable quarter (based on closing price for common equity and preferred equity) . 2. The unsecured notes are guaranteed by each subsidiary that is a guarantor under the Company's credit facility, and each futur e s ubsidiary that subsequently guarantees indebtedness under the credit facility. $1,497 $1,425 $1,536 $1,725 $1,859 $244 $267 $276 $296 $306 $500 $500 $500 $1,303 $1,418 $1,379 $1,362 $1,505 $744 $681 $414 $416 $461 $3,788 $3,791 $4,105 $4,299 $4,631 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2'2021 Common Equity Preferred Equity Unsecured Notes Mortgage Debt Credit Facility (2)

22 COMPREHENSIVE HEDGING PROGRAM Hedging Foreign Currency Exchange Risk • Provides protection against a weakening in the value of EUR and GBP versus the U.S. Dollar associated with the Company’s foreign property operations Interest Rate Swaps: Fixing Interest on Floating Rate Debt • Cost effective tools that mitigate against adverse fluctuations in interest rates; effectively acting to convert variable rate debt into fixed rate debt resulting in reduced exposure to variability in cash flows related to interest payments Comprehensive hedging program, with a number of components designed to limit the impact of adverse currency and interest rate movements

23 The statements in this presentation that are not historical facts may be forward - looking statements . These forward - looking statements involve risks and uncertainties that could cause actual results or events to be materially different . In addition, words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “would,” or similar expressions indicate a forward - looking statement, although not all forward - looking statements contain these identifying words . Any statements referring to the future value of an investment in GNL, as well as the success that GNL may have in executing its business plan, are also forward - looking statements . There are a number of risks, uncertainties and other important factors that could cause GNL’s actual results to differ materially from those contemplated by such forward - looking statements, including those risks, uncertainties and other important factors set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of GNL’s Annual Report on Form 10 - K for the year ended December 31 , 2020 filed with the SEC on February 26 , 2021 and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in GNL’s subsequent reports . Further, forward looking statements speak only as of the date they are made, and GNL undertakes no obligation to update or revise forward - looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law . This presentation contains certain statements that are the Company’s and Management’s hopes, intentions, beliefs, expectations, or projections of the future and might be considered to be forward - looking statements under Federal Securities laws . Prospective investors are cautioned that any such forward - looking statements are not guarantees of future performance, and involve risks and uncertainties . The company’s actual future results may differ significantly from the matters discussed in these forward - looking statements, and we may not release revisions to these forward - looking statements to reflect changes after we’ve made the statements . FORWARD LOOKING STATEMENTS

24 RISK FACTORS The following are some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward - looking statements . • We may be unable to acquire properties on advantageous terms or our property acquisitions may not perform as we expect . • Our ability to continue implementing our growth strategy depends on our ability to access additional debt or equity financing on attractive terms, and there can be no assurance we will be able to so on favorable terms or at all . • Provisions in our credit facility may limit our ability to pay dividends on our common stock, our Series A Preferred Stock, our Series B Preferred Stock, or any other stock we may issue . • If we are not able to generate sufficient cash from operations, we may have to reduce the amount of dividends we pay or identify other financing sources . • Funding dividends from other sources such as borrowings, asset sales or equity issuances limits the amount we can use for property acquisitions, investments and other corporate purposes . • Market and economic challenges experienced by the U . S . and global economies may adversely impact aspects of our operating results and operating condition . • We are subject to risks associated with our international investments, including uncertainty associated with the U . K . ’s withdrawal from the European Union, compliance with and changes in foreign laws and fluctuations in foreign currency exchange rates . • Inflation may have an adverse effect on our investments . • We are subject to risks associated with a pandemic, epidemic or outbreak of a contagious disease, such as the ongoing global COVID - 19 pandemic, including negative impacts on our tenants and their respective businesses . • We depend on tenants for our rental revenue and, accordingly, our rental revenue is dependent upon the success and economic viability of our tenants . If a tenant or lease guarantor declares bankruptcy or becomes insolvent, we may be unable to collect balances due under relevant leases . • Our tenants may not be diversified including by industry type or geographic location .

25 RISK FACTORS (CONTINUED) • In owning properties we may experience, among other things, unforeseen costs associated with complying with laws and regulations and other costs, potential difficulties selling properties and potential damages or losses resulting from climate change . • We depend on our Advisor and our Property Manager to provide us with executive officers, key personnel and all services required for us to conduct our operations . • All of our executive officers face conflicts of interest, such as conflicts created by the terms of our agreements with the Advisor and compensation payable thereunder, conflicts allocating investment opportunities to us, and conflicts in allocating their time and attention to our matters . Conflicts that arise may not be resolved in our favor and could result in actions that are adverse to us . • We have long - term agreements with our Advisor and its affiliates that may be terminated only in limited circumstances and may require us to pay a termination fee in some cases . • We have substantial indebtedness and may be unable to repay, refinance, restructure or extend our indebtedness as it becomes due . Increases in interest rates could increase the amount of our debt payments . We may incur additional indebtedness in the future . • The stockholder rights plan adopted by our board of directors, our classified board and other aspects of our corporate structure and Maryland law may discourage a third party from acquiring us in a manner that might result in a premium price to our stockholders . • Restrictions on share ownership contained in our charter may inhibit market activity in shares of our stock and restrict our business combination opportunities . • We may fail to continue to qualify as a real estate investment trust for U . S . federal income tax purposes .

26 DISCLAIMERS • This presentation includes estimated projections of future operating results . These projections were not prepared in accordance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections . This information is not fact and should not be relied upon as being necessarily indicative of future results ; the projections were prepared in good faith by management and are based on numerous assumptions that may prove to be wrong . Important factors that may affect actual results and cause the projections to not be achieved include, but are not limited to, risks and uncertainties relating to the company and other factors described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of GNL’s Annual Report on Form 10 - K for the year ended December 31 , 2020 filed with the SEC on February 26 , 2021 and subsequent Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K filed with the SEC . The projections also reflect assumptions as to certain business decisions that are subject to change . As a result, actual results may differ materially from those contained in the estimates . Accordingly, there can be no assurance that the estimates will be realized . • This presentation contains estimates and information concerning the Company’s industry and the Company’s peer companies that are based on industry publications, reports and peer company public filings . The Company has not independently verified the accuracy of the data contained in these industry publications, reports and peer company public filings . These estimates and information involve a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information . • All of the concessions granted to the Company's tenants as a result of the COVID - 19 pandemic are rent deferrals with the original lease term unchanged and collection of deferred rent deemed probable . The Company's revenue recognition policy requires that it must be probable that the Company will collect virtually all of the lease payments due and does not provide for partial reserves, or the ability to assume partial recovery . In light of the COVID - 19 pandemic, the FASB and SEC agreed that for leases where the total lease cash flows will remain substantially the same or less than those after the COVID - 19 related effects, companies may choose to forgo the evaluation of the enforceable rights and obligations of the original lease contract as a practical expedient and account for rent concessions as if they were part of the enforceable rights and obligations of the parties under the existing lease contract . As a result, rental revenue used to calculate Net Income and NAREIT FFO has not, and the Company does not expect it to be, significantly impacted by deferrals its has entered into . In addition, since the Company currently believes that these deferral amounts are collectable, it has excluded from the increase in straight - line rent for AFFO purposes the amounts recognized under GAAP relating to rent deferrals .

27 DEFINITIONS • Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts ("NAREIT"), an industry trade group, has promulgated a measure known as funds from operations ("FFO"), which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT . FFO is not equivalent to net income or loss as determined under accounting principles generally accepted in the United States ("GAAP") . • We calculate FFO, a non - GAAP measure, consistent with the standards established over time by the Board of Governors of NAREIT, as restated in a White Paper approved by the Board of Governors of NAREIT effective in December 2018 (the "White Paper") . The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding depreciation and amortization related to real estate, gain and loss from the sale of certain real estate assets, gain and loss from change in control and impairment write - downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity . Our FFO calculation complies with NAREIT's definition . • The historical accounting convention used for real estate assets requires straight - line depreciation of buildings and improvements, and straight - line amortization of intangibles, which implies that the value of a real estate asset diminishes predictably over time . We believe that, because real estate values historically rise and fall with market conditions, including inflation, interest rates, unemployment and consumer spending, presentations of operating results for a REIT using historical accounting for depreciation and certain other items may be less informative . Historical accounting for real estate involves the use of GAAP . Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in GAAP . Nevertheless, we believe that the use of FFO, which excludes the impact of real estate related depreciation and amortization, among other things, provides a more complete understanding of our performance to investors and to management, and, when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately apparent from net income . However, FFO, core funds from operations ("Core FFO") and adjusted funds from operations (“AFFO”), as described below, should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its applicability in evaluating our operating performance . The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non - GAAP FFO, Core FFO and AFFO measures and the adjustments to GAAP in calculating FFO, Core FFO and AFFO . Other REITs may not define FFO in accordance with the current NAREIT definition (as we do) or may interpret the current NAREIT definition differently than we do or calculate Core FFO or AFFO differently than we do . Consequently, our presentation of FFO, Core FFO and AFFO may not be comparable to other similarly titled measures presented by other REITs . Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect the proportionate share of adjustments for non - controlling interest to arrive at FFO, Core FFO and AFFO, as applicable . • We consider FFO, Core FFO and AFFO useful indicators of our performance . Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gain or loss from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful - life estimates), FFO facilitates comparisons of operating performance between periods and between other REITs .

28 DEFINITIONS (CONTINUED) • In calculating Core FFO, we start with FFO, then we exclude certain non - core items such as acquisition, transaction and other costs, as well as certain other costs that are considered to be non - core, such as debt extinguishment costs, fire loss and other costs related to damages at our properties . The purchase of properties, and the corresponding expenses associated with that process, is a key operational feature of our core business plan to generate operational income and cash flows in order to make dividend payments to stockholders . In evaluating investments in real estate, we differentiate the costs to acquire the investment from the subsequent operations of the investment . We also add back non - cash write - offs of deferred financing costs and prepayment penalties incurred with the early extinguishment of debt which are included in net income but are considered financing cash flows when paid in the statement of cash flows . We consider these write - offs and prepayment penalties to be capital transactions and not indicative of operations . By excluding expensed acquisition, transaction and other costs as well as non - core costs, we believe Core FFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management's analysis of the investing and operating performance of our properties . • In calculating AFFO, we start with Core FFO, then we exclude certain income or expense items from AFFO that we consider more reflective of investing activities, other non - cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan . These items include early extinguishment of debt and other items excluded in Core FFO as well as unrealized gain and loss, which may not ultimately be realized, such as gain or loss on derivative instruments, gain or loss on foreign currency transactions, and gain or loss on investments . In addition, by excluding non - cash income and expense items such as amortization of above - market and below - market leases intangibles, amortization of deferred financing costs, straight - line rent and equity - based compensation from AFFO, we believe we provide useful information regarding income and expense items which have a direct impact on our ongoing operating performance . We also include the realized gain or loss on foreign currency exchange contracts for AFFO as such items are part of our ongoing operations and affect the current operating performance of the Company . [We also exclude revenue attributable to the reimbursement by third parties of financing costs that we originally incurred because these revenues are not, in our view, related to operating performance . ] By providing AFFO, we believe we are presenting useful information that can be used to better assess the sustainability of our ongoing operating performance without the impact of transactions or other items that are not related to the ongoing performance of our portfolio of properties . AFFO presented by us may not be comparable to AFFO reported by other REITs that define AFFO differently . • In calculating AFFO, we exclude certain expenses, which under GAAP are characterized as operating expenses in determining operating net income . All paid and accrued merger, acquisition, transaction and other costs (including prepayment penalties for debt extinguishments) and certain other expenses negatively impact our operating performance during the period in which expenses are incurred or properties are acquired will also have negative effects on returns to investors, but are not reflective of our on - going performance . Further, under GAAP, certain contemplated non - cash fair value and other non - cash adjustments are considered operating non - cash adjustments to net income . In addition, as discussed above, we view gain and loss from fair value adjustments as items which are unrealized and may not ultimately be realized and not reflective of ongoing operations and are therefore typically adjusted for when assessing operating performance .

29 DEFINITIONS (CONTINUED) • Excluding income and expense items detailed above from our calculation of AFFO provides information consistent with management's analysis of the operating performance of the Company . Additionally, fair value adjustments, which are based on the impact of current market fluctuations and underlying assessments of general market conditions, but can also result from operational factors such as rental and occupancy rates, may not be directly related or attributable to our current operating performance . By excluding such changes that may reflect anticipated and unrealized gain or loss, we believe AFFO provides useful supplemental information . • As a result, we believe that the use of FFO, Core FFO and AFFO, together with the required GAAP presentations, provide a more complete understanding of our performance including relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities . • We believe that earnings before interest, taxes, depreciation and amortization (“EBITDA”) adjusted for acquisition, transaction and other costs, other non - cash items and including our pro - rata share from unconsolidated joint ventures ("Adjusted EBITDA") is an appropriate measure of our ability to incur and service debt . Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities . Other REITs may calculate Adjusted EBITDA differently and our calculation should not be compared to that of other REITs . • NOI is a non - GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, less discontinued operations, interest, other income and income from preferred equity investments and investment securities, plus corporate general and administrative expense, acquisition, transaction and other costs, depreciation and amortization, other non - cash expenses and interest expense . We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level . Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations . Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition activity on an unlevered basis, providing perspective not immediately apparent from net income . NOI excludes certain components from net income in order to provide results that are more closely related to a property's results of operations . For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level . In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level . NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently . We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income (loss) as presented in our consolidated financial statements . NOI should not be considered as an alternative to net income (loss) as an indication of our performance or to cash flows as a measure of our liquidity . • Cash NOI, is a non - GAAP financial measure that is intended to reflect the performance of our properties . We define Cash NOI as net operating income (which is separately defined herein) excluding amortization of above/below market lease intangibles and straight - line adjustments that are included in GAAP lease revenues . We believe that Cash NOI is a helpful measure that both investors and management can use to evaluate the current financial performance of our properties and it allows for comparison of our operating performance between periods and to other REITs . Cash NOI should not be considered as an alternative to net income, as an indication of our financial performance, or to cash flows as a measure of liquidity or our ability to fund all needs . The method by which we calculate and present Cash NOI may not be directly comparable to the way other REITs present Cash NOI .

30 NON – GAAP RECONCILIATIONS Three Months Ended June 30, 2021 June 30, 2020 March 31, 2020 EBITDA: Net income $ 2,588 $ 5,530 $ 9,601 Depreciation and amortization 39,702 33,984 33,533 Interest expense 24,018 17,529 16,440 Income tax expense 1,930 691 959 EBITDA 68,238 57,734 60,533 Impairment charges 6,707 — — Equity based compensation 3,007 2,513 2,488 Acquisition, transaction and other costs 28 33 280 Loss dispositions of real estate investments 7 153 — Loss on derivative instruments 514 317 (3,143) Loss on extinguishment of debt — 309 — Other income (84) (71) (48) Reimbursement of financing costs from McLaren (1) (5,234) — — Adjusted EBITDA $ 73,183 $ 60,988 $ 60,110 Operating fees to related parties 9,479 8,874 8,794 General and administrative 4,401 3,412 2,961 NOI $ 86,863 $ 73,274 $ 71,865 Amortization of above - and below - market leases and ground lease assets and liabilities, net 158 204 232 Straight - line rent (1,483) (3,068) (1,487) Cash NOI $ 85,538 $ 70,410 $ 70,610 Cash Paid for Interest: Interest Expense $ 24,018 $ 17,529 $ 16,440 Non - cash portion of interest expense (2,395) (1,847) (1,810) Amortization of mortgage discounts premiums, net (187) (3) (10) Total Cash Paid for Interest $ 21,436 $ 15,679 $ 14,620 1. Amount represents a receivable recorded for financing costs we incurred in connection with the mortgage loan that financed th e a cquisition of the global headquarters of the McLaren Group that the McLaren Group is required to reimburse us for. For accounting purposes, the receivable for reimbursable costs is included in prepaid expenses and other assets on the consol ida ted balance sheet and in revenue from tenants in the consolidated statements of operations since the receivable is considered to be earned revenue attributed to the current period.

31 FFO AND AFFO RECONCILIATIONS Three Months Ended June 30, 2021 June 30, 2020 March 31, 2020 December 31, 2019 Funds from operations (FFO): Net (loss) income attributable to common stockholders (in accordance with GAAP) $ (2,428) $ 966 $ 5,038 $ 9,263 Impairment charges 6,707 — — — Depreciation and amortization 39,702 33,984 33,533 31,989 Loss on dispositions of real estate investments 7 153 — (8,824) FFO (as defined by NAREIT) attributable to stockholders $ 43,988 $ 35,103 $ 38,571 $ 32,428 Acquisition, transaction and other costs 28 33 280 19 Loss on extinguishment of debt — 309 — (379) Core FFO attributable to stockholders $ 44,016 $ 35,445 $ 38,851 $ 32,068 Non - cash equity based compensation 3,007 2,513 2,488 2,491 Non - cash portion of interest expense 2,395 1,847 1,810 1,789 Amortization of above and below - market leases and ground lease assets and liabilities, net 158 204 232 633 Straight - line rent (1,483) (3,068) (1,487) (1,695) Straight - line rent (rent deferral agreement) (1) (521) 1,508 — — Eliminate unrealized (gains) losses on foreign currency transactions 302 1,325 (2,082) 4,592 Amortization of mortgage discounts and premiums, net 187 3 10 28 Reimbursement of financing costs from McLaren (2) (5,234) — — — Adjusted funds from operations (AFFO) attributable to stockholders $ 42,827 $ 39,777 $ 39,822 $ 39,906 Basic weighted average shares outstanding 96,386 89,470 89,459 89,458 Diluted weighted average shares outstanding 96,386 90,103 89,499 90,777 Net income per share attributable to common stockholders $ (0.14) $ 0.01 $ 0.05 $ 0.10 FFO per share $ 0.46 $ 0.39 $ 0.43 $ 0.36 Core FFO per share $ 0.46 $ 0.39 $ 0.43 $ 0.35 AFFO per share $ 0.44 $ 0.44 $ 0.44 $ 0.44 Dividends declared $ 38,139 $ 35,810 $ 47,638 $ 47,659 1. Represents amounts that relate to deferred rent pursuant to lease negotiations which qualify for FASB relief for which rent w as deferred but not reduced. These amounts are included in the straight - line rent receivable on our balance sheet but are considered to be earned revenue attributed to the current period for rent that was deferred, for purposes of AFFO, as they ar e e xpected to be collected. Accordingly, when the deferred amounts are collected, the amounts reduce AFFO. 2. Amount represents a receivable recorded for financing costs we incurred in connection with the mortgage loan that financed th e a cquisition of the global headquarters of the McLaren Group that the McLaren Group is required to reimburse us for. For accounting purposes, the receivable for reimbursable costs is included in prepaid expenses and other assets on the consol ida ted balance sheet and in revenue from tenants in the consolidated statements of operations since the receivable is considered to be earned revenue attributed to the current period.

32 ANNUAL FFO AND AFFO RECONCILIATIONS Twelve Months Ended December 31, 2017 December 31, 2018 December 31, 2019 December 31, 2020 Funds from operations (FFO): Net income (loss) attributable to common stockholders (in accordance with GAAP) $ 20,731 $ 1,082 $ 34,535 $ (7,775) Impairment charges — 5,000 6,375 — Depreciation and amortization 113,048 119,582 125,996 138,543 Gain (loss) on dispositions of real estate investments (1,089) 5,751 (23,616) 153 Proportionate share of adjustments for non - controlling interest to arrive at FFO (78) — — — FFO (as defined by NAREIT) attributable to stockholders $ 132,612 $ 131,415 $ 143,290 $ 130,921 Acquisition, transaction and other costs 1,979 13,850 1,320 663 Loss on extinguishment of debt — 3,897 949 3,601 Fire (recovery) loss 45 (50) — — Proportionate share of adjustments for non - controlling interest to arrive at Core FFO (1) — — — Core FFO attributable to stockholders $ 134,635 $ 149,112 $ 145,559 $ 135,185 Non - cash equity based compensation (3,787) 2,649 9,530 10,065 Non - cash portion of interest expense 4,420 5,193 6,614 7,809 Amortization of above and below - market leases and ground lease assets and liabilities, net 1,930 2,130 1,655 791 Straight - line rent (10,537) (6,310) (6,758) (7,937) Straight - line rent (rent deferral agreement) (1) — — — 1,808 Unrealized (income) loss on undesignated foreign currency advances and other hedge ineffectiveness 3,679 434 (76) 6,039 Eliminate unrealized (gains) losses on foreign currency transactions 10,182 (7,127) 2,919 6,752 Amortization of mortgage discounts and premiums, net 827 1,249 260 13 Deferred tax benefit (693) — — — Proportionate share of adjustments for non - controlling interest to arrive at AFFO (4) — — — Adjusted funds from operations (AFFO) attributable to stockholders $ 140,652 $ 147,330 $ 159,703 $ 160,525 Basic weighted average shares outstanding 66,878 69,411 85,031 89,483 Diluted weighted average shares outstanding 66,878 69,663 86,350 89,483 Net income (loss) per share attributable to common stockholders $ 0.31 $ 0.01 $ 0.39 $ (0.09) FFO per share $ 1.98 $ 1.89 $ 1.66 $ 1.46 Core FFO per share $ 2.01 $ 2.14 $ 1.69 $ 1.51 AFFO per share $ 2.10 $ 2.11 $ 1.85 $ 1.79 Dividends declared $ 142,427 $ 147,549 $ 150,922 $ 155,086 1. Represents the amount of deferred rent pursuant to lease negotiations which qualify for FASB relief for which rent was deferr ed but not reduced. These amounts are included in the straight - line rent receivable on our balance sheet but are considered to be earned revenue attributed to the current period, for purposes of AFFO, as they are expected to be collected.